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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



We hereby consent to the incorporation by reference in Registration Statement No. 2-76939 of Smith International, Inc., on Form S-8 of our report dated June 28, 2002, appearing in this annual report on Form 11-K of Smith International, Inc. 401(k) Retirement Plan for the year ended December 31, 2001.


DELOITTE & TOUCHE LLP


Houston, Texas
June 28, 2002

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